Exhibit 99.2

 Fourth Quarter 2022 Earnings  February 9, 2023  DieboldNixdorf.com

 Use of non-GAAP Financial Information  To supplement its condensed consolidated financial statements presented in accordance with GAAP, the company considers certain financial measures that are not prepared in accordance with GAAP, including non-GAAP results, adjusted diluted earnings per share, free cash flow/(use), net debt, EBITDA, adjusted EBITDA and constant currency results. The company calculates constant currency by translating the prior year results at current year exchange rates. The company uses these non-GAAP financial measures, in addition to GAAP financial measures, to evaluate its operating and financial performance and to compare such performance to that of prior periods and to the performance of its competitors. Also, the company uses these non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The company also believes providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate its operating and financial performance and trends in its business, consistent with how management evaluates such performance and trends. The company also believes these non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its non-GAAP financial measures are specific to the company and the non-GAAP financial measures of other companies may not be calculated in the same manner. The company provides EBITDA and adjusted EBITDA because it believes that investors and securities analysts will find EBITDA and adjusted EBITDA to be useful measures for evaluating its operating performance and comparing its operating performance with that of similar companies that have different capital structures and for evaluating its ability to meet its future debt service, capital expenditures and working capital requirements. The company is also providing EBITDA and adjusted EBITDA in light of its credit agreement and the issuance of its secured and unsecured senior notes. For more information on non-GAAP Financial Measures, please refer to the “Supplemental Slides.”

 Forward-looking Statements  This document and the exhibits hereto may contain statements that are not historical information and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements includ,e, but are not limited to, projections, statements regarding the Company's expected future performance (including expected results of operations and financial guidance), future financial condition, potential impact of the ongoing coronavirus (COVID-19) pandemic, anticipated operating results, strategy plans, future liquidity and financial position. Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “believes,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Forward-looking statements reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The factors that may affect the Company's results include, among others: the overall impact of the global supply chain complexities on the Company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components; our ability to successfully convert our backlog into sales, including our ability to overcome supply chain and liquidity challenges; the ultimate impact of the ongoing COVID-19 pandemic and other public health emergencies, including further adverse effects to the Company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations; the Company's ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as the current $150 million plus cost savings plan; the success of the Company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business; the impact of a cybersecurity breach or operational failure on the Company's business; the Company's ability to generate sufficient cash to service its debt or to comply with the covenants contained in the agreements governing its debt, if applicable and to successfully refinance its debt in the future; the Company’s ability to attract, retain and motivate key employees; the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components; changes in the Company's intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes; the ability of the Company to raise necessary equity capital to pay the legacy 2024 senior secured notes at maturity if there is insufficient participation in the registered exchange offer; the Company's success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances; the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the Company’s favor at the lower court level in May 2022) and the merger/squeeze-out; the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the Company’s customer base and/or adversely affect its customers' ability to make capital expenditures, as well as adversely impact the availability and cost of credit; the impact of competitive pressures, including pricing pressures and technological developments; changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, hostilities or conflicts (including the conflict between Russia and Ukraine), disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the Company's operations; the Company's ability to maintain effective internal controls; unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments; the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the Company’s ability to comply with applicable laws and regulations; and other factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021, its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, its quarterly period ended September 30, 2022, and in other documents the company files with the SEC. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

 FY 2022 Highlights  Closed TSA  Solid demand evidenced by $1.4B backlog which provides strong revenue coverage for 2023  Continued shift to DN Series cash recyclers  Growth of 30% in connected devices for our DN AllConnectSM Data Engine  Positive results from our customer survey resulting in 92% of our banking customers planning to maintain or expand their business with DN  Awarded Best Banking Technology Solutions Provider Europe 2022 and Next 100 Global Awards 2022 – Technology Solutions Provider by Global Banking & Review®  Implemented and achieved target of $150M in cost savings restructuring plan

 2023 Operating Priorities  Grow Recurring   Revenue  Stabilize and grow our core and what we do best  2  Celebrate  Being a DN Employee  Reinvigorate our culture  3  Deliver   Units  1  Deliver our products and maintain operational excellence  60,000  ATMs  35,000  SCOs  134,000  EPOS  In 2023, we will focus on deleveraging and free cash flow conversion through our shared focus on the following priorities:

 Financial Highlights  18.9%  26.7%  22.3%  Q4-21* Q1-22 Q2-22 Q3-22 Q4-22   * Presented on a constant currency basis and excluding divestitures and Russia/Ukraine impact (Non-GAAP metric). Refer to supplemental slides for a detailed reconciliation.  ** Adjusted EBITDA represents a Non-GAAP metric. Refer to the supplemental slides for a quarterly reconciliation of Net Income to Adjusted EBITDA.  Q4-21 Q1-22 Q2-22 Q3-22 Q4-22   Commentary  Completed refinancing of material near-term debt maturities, providing adequate liquidity to execute our 2023 financial model.  Improvements in factory shipments and units recognized continues the trend of sequential profitability improvement. Exceeded $100M of EBITDA for the first time in 2022, setting the stage for a strong 2023.  Achieved over $150M in annualized cost reductions and began to see stabilization of inflationary costs along the supply chain during the fourth quarter.  Year-End Liquidity ($M)

Debt Maturities

Facilities	Balances as of December 31, 2022 ($M)	Interest Rate Index & Margin[2]	Maturity Dates
Term Loan B USD – Legacy	$13	LIBOR +2.75%	November 2023
Term Loan B EUR – Legacy	$5	EURIBOR +3.00%	November 2023
Senior Unsecured Notes – Legacy[3]	$72	8.50%	April 2024
USD Senior Secured Notes – Legacy	$2.7	9.38%	July 2025
EUR Senior Secured Notes – Legacy	$4.8	9.00%	July 2025
ABL[4]	$182	SOFR +3.00%	July 2026
Extended Term B USD	$535	SOFR +5.35%	July 2025
Extended Term B EUR	$91	EURIBOR +5.60%	July 2025
2L Notes	$334	8.50% PIK	October 2026
Exchanged USD Senior Secured Notes	$718	9.38%	July 2025
Exchanged EUR Senior Secured Notes	$380	9.00%	July 2025
Super Senior Notes	$401	SOFR +6.50%	July 2025

- Upon closing the refinancing transactions in Q4 2022, significant portions of the Term Loan B (USD and EUR) and Senior Unsecured Notes with near-term maturities were extended to 2025 and 2026, respectively
- The Super Senior Notes provided $400 million of new capital
- The cash flow based revolving credit facility was replaced with an asset-based lending (“ABL”) facility
- Available liquidity[1] of ~$345 million

1) Liquidity as of December 31, 2022. Available liquidity includes a portion of total cash and short-term investments plus available borrowing under the ABL, less letters of credit.
2) Variable rate debt is subject to certain floors.
3) A TSA amendment requires that ~$52M of the remaining $72M be taken out by April 15, 2024 via either a public exchange offering or an equity issuance. As this process specifically related to the 2024 senior unsecured notes is not fully within the Company's control under the provisions of *Accounting Standards Codification ASC 205-40*, substantial doubt will continue to exist regarding our ability to continue as a going concern as of the issuance of our 2022 Form 10-K.
4) Capacity under the ABL is $250M at December 31, 2022, which reflects a reduction of $119M from December 31, 2021 (previous Revolving Credit Facility).

6 | DIEBOLD NIXDORF

Q4 2022 Banking Highlights  Continued shift to DN Series™ cash recycling ATMs in North America, as financial institutions increasingly focus on their branch transformations  Secured an ~$11 million deal with a European entity’s France location for DN Series cash recyclers, bringing their total fleet of DN devices to ~75%   New competitive win of a ~$5 million deal with a top-five financial institution in Turkey for our DN Series ATMs, positioning us for additional growth in the region

 18.9%  26.7%  27.7%  24.8%  22.3%  Q4-21* Q1-22 Q2-22 Q3-22 Q4-22  *Presented on a constant currency basis and excluding divestitures and Russia/Ukraine impact (Non-GAAP metric). Refer to supplemental slides for a detailed reconciliation.  Note: There is no difference between GAAP and non-GAAP segment results; as non-GAAP adjustments are not assigned to the segment, as these adjustments relate to items that are considered non-routine in nature and thus do not impact the way in which the business is managed or performance is assessed. Segment operating profit also does not reflect certain corporate charges (e.g. finance, IT, HR, legal) that are managed separately and not included in the segment results used to manage the business and assess performance.  25.7% 25.7% 24.7% 22.7%   Banking Commentary  Banking backlog of ~$1.1B  Entering 2023, we have confirmed scheduling at the plant for ~45,000 units (75% of 2023 volume)  Revenue growth of ~19% sequentially as unit conversion improves, leading to higher backlog-to-revenue conversion  Q4 ‘22 ATM units grew ~40% sequentially and were relatively in-line with the prior year period  Cash recyclers represented ~50% of Q4 units  Banking Revenue ($M)  Banking Segment Operating Profit ($M)**  Q4-21 Q1-22 Q2-22 Q3-22 Q4-22  ATM Units Revenued  Q4 2022 Banking Highlights

 Q4 2022 Retail Highlights   Self-checkout (SCO) products continue to drive Retail business with consistent demand and with additional opportunities with the rollout of the brand-new DN Series™ EASY ONE revolutionary checkout platform  Secured an ~$8 million deal with a global discount supermarket chain’s 584 existing Australia locations as well as all upcoming new stores in the region for DN Series™ EASY SCOs and Vynamic software and services for implementation and maintenance   Won a ~$6 million renewal and new service contract with an international discount retailer chain’s 180 U.S. stores for their current services as well as an expansion into additional services such as safe maintenance, installation and mobile device services for their DN ePOS and SCOs  DN Series™ EASY ONE

 18.9%  26.7%  27.7%  24.8%  22.3%  Q4-21* Q1-22 Q2-22 Q3-22 Q4-22  25.7% 25.7% 24.7% 22.7%   Retail Commentary  Adjusted for currency and divestitures, retail grew 12% in Q4 on a year-over-year basis, ending with a backlog of $305M  Entering 2023, we have confirmed scheduling at the plant for ~20,000 SCO units (~60% of 2023 volume) and ~45,000 EPOS units (~30% of 2023 volume)  Q4 ‘22 SCO units grew over 16% year over year and over 130% sequentially, despite supply chain disruptions  Strong contract base growth, as a vast majority of SCO units represent new placements in the market with high service attachment rates  Retail Revenue ($M)  Retail Segment Operating Profit ($M)  Q4-21 Q1-22 Q2-22 Q3-22 Q4-22  Self Checkout (SCO) Units Sold  2020 2021 2022 2023F   Q4 2022 Retail Highlights   *Presented on a constant currency basis and excluding divestitures and Russia/Ukraine impact (Non-GAAP metric). Refer to supplemental slides for a detailed reconciliation.  Note: There is no difference between GAAP and non-GAAP segment results; as non-GAAP adjustments are not assigned to the segment, as these adjustments relate to items that are considered non-routine in nature and thus do not impact the way in which the business is managed or performance is assessed. Segment operating profit also does not reflect certain corporate charges (e.g. finance, IT, HR, legal) that are managed separately and not included in the segment results used to manage the business and assess performance.  2020 2021 2022 2023F

 Planned Revenue Units for FY2023  ATMs  SCOs  60,000  35,000  ePOS  134,000  FY2023   Plan Revenue Units  Units  FY2023 Factory  Confirmed Orders*  The previously provided Operating Model for FY2023 is predicated on the following number of revenue units by product:  ~45,000  ~20,000  ~45,000  *Factory confirmed orders represent firm customer orders submitted to the plant for production

 ESG and DEI Initiatives  Key Highlights from Q4 2022  Released our new employee engagement platform called our “DN ESG Impact Map” allowing employees to find volunteer opportunities & report on sustainability activities to support our commitments for the ESG program  The French Ministry of the Environment renewed its agreement with DN for the sustainable management of our electrical and electronic equipment (WEEE) waste from components inside our ATMs & SCOs  Continued our focus on philanthropic giving through the DN Foundation with donations to Habitat for Humanity, Cleveland Rape Crisis Center, and Physicians for Human Rights  Launched new Diversity, Equity and Inclusion courses in Percipio for employees  Diebold Nixdorf’s ESG program focuses on connecting commerce in ways that protect, care for and minimize harm to the environment, caring social citizenship by creating and maintaining a diverse and safe workplace and giving back to our communities, while ensuring best practices in governance for all our stakeholders.

 Supplemental Slides

 Reconciliation of Segment Revenue

 EBITDA to Adjusted EBITDA – Quarterly Results  Q4-2021  Q1-2022  Q2-2022  Q3-2022  Q4-2022  Net income (loss)   (37.6)   (183.9)   (199.1)   (50.5)   (152.0)  Income tax expense (benefit)   38.8    50.9    64.2    3.9    30.2   Interest income   (1.1)   (1.3)   (1.0)   (3.6)   (4.1)  Interest expense   45.6    48.1    49.6    50.7    50.8   Loss on refinancing   -    -    -    -    32.1   Depreciation and amortization   34.6    33.0    32.2    29.9    30.9   EBITDA   80.3    (53.2)   (54.1)   30.4    (12.1)  Share-based compensation   1.1    1.7    5.2    2.7    3.8   Amortization of cloud-based software implementation costs   -    0.5    0.5    0.6    0.8   Foreign exchange (gain) loss, net   2.9    4.7    (2.3)   (5.3)   10.7   Miscellaneous, net   3.2    (2.6)   (4.6)   9.7    (4.7)  Equity in earnings of unconsolidated subsidiaries   (2.4)   0.7    1.7    0.6    (5.2)  Restructuring and transformation expenses   24.5    -    77.5    20.7    25.3   Refinancing related costs   -    -    -    13.4    18.6   Non-routine expenses, net   16.6    57.6    42.6    (1.2)   55.3   Held for sale non-core European retail business   -    5.6    4.4    4.0    11.4   Adjusted EBITDA   126.2    15.0    70.9    75.6    103.9